                                                                                                               Exhibit 7.(b)
                                              ------------------------------------------------------------------------------

Choice Illustration 1                         Illustration 1
Option A                                      Death benefit Option A and guideline premium test at current cost of
Male 40 Non-Smoker                            insurance rates
Current at 87bp                               Based on average annual advisory fees and expenses of the Portfolios

                                              DEATH BENEFIT OPTION A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$559,458
                                              MALE NONSMOKER ISSUE AGE 40
                                              ANNUAL PREMIUM:$10,000

                                              ------------------------------------------------------------------------------
                                                            Total
                                                            premiums
Flexible premium variable universal life      End of        paid plus         End of year DEATH BENEFIT assuming
Illustration of death benefits, Accumulated   Policy        interest at       hypothetical gross annual investment return of
Values and Net Cash Surrender values.         Year             5%                0%                6%                 12%
                                              ------------------------------------------------------------------------------
All premium payments are illustrated as if     1             $10,500          $559,458          $559,458            $559,458
made at the beginning of the Policy Year.      2             $21,525          $559,458          $559,458            $559,458
                                               3             $33,101          $559,458          $559,458            $559,458
This illustration assumes no Policy loans      4             $45,256          $559,458          $559,458            $559,458
or Partial Withdrawals have been made.         5             $58,019          $559,458          $559,458            $559,458
                                               6             $71,420          $559,458          $559,458            $559,458
The death benefits, Accumulated Values         7             $85,491          $559,458          $559,458            $559,458
and Net Cash Surrender Values will differ if   8            $100,266          $559,458          $559,458            $559,458
premiums are paid in different amounts or      9            $115,779          $559,458          $559,458            $559,458
frequencies.                                  10            $132,068          $559,458          $559,458            $559,458
                                              15            $226,575          $559,458          $559,458            $559,458
The hypothetical investment rates shown       20            $347,192          $559,458          $559,458            $665,670
above and elsewhere in this prospectus are    25            $501,134          $559,458          $559,458          $1,089,903
illustrative only and should not be           30            $697,607          $559,458          $577,547          $1,803,724
interpreted as a representation of past or    35            $948,362          $559,458          $735,356          $2,851,359
future investment results. Actual rates of    ------------------------------------------------------------------------------
return may be more or less than those shown              End of year                        End of year
and will depend on a number of  factors,                 ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
including the investment allocations made     End of     assuming hypothetical gross        assuming hypothetical gross
to Variable Accounts by the Owner and the     Policy     annual investment return of        annual investment return of
experience of the Accounts. No                Year          0%          6%         12%          0%         6%          12%
representation  can be made by us, the        -------------------------------------------------------------------------------
Separate Account or the Fund that these        1           $5,304     $5,674       $6,045     $3,345     $3,716        $4,087
hypothetical rates of return can be            2          $10,805    $11,885      $13,011    $10,101    $11,181       $12,307
achieved for any one year or sustained over    3          $16,942    $19,134      $21,504    $14,984    $17,176       $19,546
any period of time.                            4          $24,322    $28,119      $32,375    $22,364    $26,161       $30,417
                                               5          $31,584    $37,497      $44,368    $29,626    $35,539       $42,410
This is an illustration only. An               6          $38,684    $47,240      $57,555    $37,117    $45,673       $55,989
illustration is not intended to predict        7          $45,619    $57,359      $72,059    $44,444    $56,184       $70,884
actual performance. Interest rates,            8          $52,405    $67,887      $88,034    $51,621    $67,103       $87,250
dividends, and values set forth in the         9          $59,066    $78,868     $105,665    $58,674    $78,476      $105,273
illustration are not guaranteed.              10          $65,748    $90,477     $125,290    $65,748    $90,477      $125,290
                                              15          $98,364   $159,136     $264,086    $98,364   $159,136      $264,086
                                              20         $125,181   $243,401     $496,768   $125,181   $243,401      $496,768
                                              25         $146,292   $353,294     $893,363   $146,292   $353,294      $893,363
                                              30         $160,007   $497,885   $1,554,935   $160,007   $497,885    $1,554,935
                                              35         $165,198   $687,249   $2,664,822   $165,198   $687,249    $2,664,822
                                              -------------------------------------------------------------------------------

                                                                                                                            1
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                                              ---------------------------------------------------------------------------------

Choice Illustration 2                         Illustration 2
Option A                                      Death benefit Option A and guideline premium test at guaranteed cost of
Male 40 Non-Smoker                            insurance rates
Guaranteed at 87bp                            Based on average annual advisory fees and expenses of the Portfolios

                                              DEATH BENEFIT OPTION A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$559,458
                                              MALE NONSMOKER ISSUE AGE 40
                                              ANNUAL PREMIUM:$10,000

                                              ---------------------------------------------------------------------------------
Flexible premium                                        Total
variable universal life                                 premiums
Illustration of death benefits, Accumulated   End of    paid plus             End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.         Policy    interest at           hypothetical gross annual investment return of
                                              Year        5%                     0%                  6%                 12%
All premium payments are illustrated as if    ---------------------------------------------------------------------------------
made at the beginning of the Policy Year.      1          $10,500             $559,458            $559,458             $559,458
                                               2          $21,525             $559,458            $559,458             $559,458
This illustration assumes no Policy loans or   3          $33,101             $559,458            $559,458             $559,458
Partial Withdrawals have been made.            4          $45,256             $559,458            $559,458             $559,458
                                               5          $58,019             $559,458            $559,458             $559,458
*Additional payment will be required to        6          $71,420             $559,458            $559,458             $559,458
prevent Policy termination.                    7          $85,491             $559,458            $559,458             $559,458
                                               8         $100,266             $559,458            $559,458             $559,458
The death benefits, Accumulated Values         9         $115,779             $559,458            $559,458             $559,458
and Net Cash Surrender Values will differ     10         $132,068             $559,458            $559,458             $559,458
if premiums are paid in different amounts     15         $226,575             $559,458            $559,458             $559,458
or frequencies.                               20         $347,192             $559,458            $559,458             $586,457
                                              25         $501,134             $559,458            $559,458             $957,378
The hypothetical investment rates shown       30         $697,607             $559,458            $559,458           $1,569,377
above and elsewhere in this prospectus        35         $948,362                   $0*           $559,458           $2,450,566
are illustrative only and should not be       ---------------------------------------------------------------------------------
interpreted as a representation of past                 End of year                            End of year
or future investment results. Actual rates              ACCUMULATED VALUE                      NET CASH SURRENDER VALUE
of return may be more or less than those      End of    assuming hypothetical gross            assuming hypothetical gross
shown and will depend on a number of          Policy    annual investment return of            annual investment return of
factors, including the investment             Year        0%          6%          12%             0%          6%         12%
allocations made to Variable Accounts by      ---------------------------------------------------------------------------------
the Owner and the experience of the            1         $5,199      $5,566        $5,934       $3,241      $3,608       $3,976
Accounts. No representation can be made by     2        $10,362     $11,422       $12,527       $9,658     $10,717      $11,823
us, the Separate Account or the Fund that      3        $16,042     $18,172       $20,479      $14,084     $16,214      $18,521
these hypothetical rates of return can be      4        $22,830     $26,493       $30,606      $20,872     $24,535      $28,648
achieved for any one year or sustained over    5        $29,368     $35,034       $41,634      $27,410     $33,076      $39,675
any period of time.                            6        $35,640     $43,789       $53,644      $34,073     $42,222      $52,077
                                               7        $41,650     $52,769       $66,746      $40,475     $51,593      $65,571
This is an illustration only. An               8        $47,389     $61,976       $81,051      $46,606     $61,193      $80,268
illustration is not intended to predict        9        $52,890     $71,456       $96,731      $52,498     $71,064      $96,339
actual performance. Interest rates,           10        $58,264     $81,344      $114,069      $58,264     $81,344     $114,069
dividends, and values set forth in the        15        $81,841    $137,390      $234,934      $81,841    $137,390     $234,934
illustration are not guaranteed.              20        $94,594    $201,234      $437,654      $94,594    $201,234     $437,654
                                              25        $92,749    $278,237      $784,736      $92,749    $278,237     $784,736
                                              30        $62,956    $371,408    $1,352,911      $62,956    $371,408   $1,352,911
                                              35             $0*   $497,311    $2,290,248           $0*   $497,311   $2,290,248
                                              ---------------------------------------------------------------------------------

2
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
                                              ------------------------------------------------------------------------------

Choice Illustration 3                         Illustration 3
Option A                                      Death benefit Option A and guideline premium test at current cost of insurance
Male 40 Non-Smoker                            rates
Current at 69bp                               Based on average annual advisory fees and expenses of the Portfolios

                                              DEATH BENEFIT OPTION A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$559,458
                                              MALE NONSMOKER ISSUE AGE 40
                                              PREMIUM:$10,000

                                              -----------------------------------------------------------------------------
Flexible premium                                           Total
variable universal life                                    premiums
Illustration of death benefits, Accumulated   End of       paid plus         End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.         Policy       interest at       hypothetical gross annual investment return of
                                              Year            5%                0%               6%                 12%
All premium payments are illustrated as if    -----------------------------------------------------------------------------
made at the beginning of the Policy Year.      1            $10,500          $559,458         $559,458             $559,458
                                               2            $21,525          $559,458         $559,458             $559,458
This illustration assumes no Policy loans      3            $33,101          $559,458         $559,458             $559,458
or Partial Withdrawals have been made.         4            $45,256          $559,458         $559,458             $559,458
                                               5            $58,019          $559,458         $559,458             $559,458
The death benefits, Accumulated Values and     6            $71,420          $559,458         $559,458             $559,458
Net Cash Surrender Values will differ if       7            $85,491          $559,458         $559,458             $559,458
premiums are paid in different amounts or      8           $100,266          $559,458         $559,458             $559,458
frequencies.                                   9           $115,779          $559,458         $559,458             $559,458
                                              10           $132,068          $559,458         $559,458             $559,458
The hypothetical investment rates shown       15           $226,575          $559,458         $559,458             $559,458
above and elsewhere in this prospectus are    20           $347,192          $559,458         $559,458             $682,189
illustrative only and should not be           25           $501,134          $559,458         $559,458           $1,124,865
interpreted as a representation of past or    30           $697,607          $559,458         $599,500           $1,875,839
future investment results. Actual rates of    35           $948,362          $559,458         $767,783           $2,989,321
return may be more or less than those shown   -----------------------------------------------------------------------------
and will depend on a number of factors,                 End of year                        End of year
including the investment allocations made               ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
to Variable Accounts by the Owner and the     End of    assuming hypothetical gross        assuming hypothetical gross
experience of the accounts. No                Policy    annual investment return of        annual investment return of
representation can be made by us, the         Year         0%         6%          12%          0%         6%         12%
Separate Account or the Fund that these       -----------------------------------------------------------------------------
hypothetical rates of return can be achieved   1          $5,315     $5,686       $6,058     $3,357     $3,728       $4,099
for any one year or sustained over any         2         $10,837    $11,921      $13,050    $10,133    $11,216      $12,346
period of time.                                3         $17,006    $19,207      $21,588    $15,048    $17,249      $19,630
                                               4         $24,430    $28,248      $32,527    $22,472    $26,290      $30,569
This is an illustration only. An               5         $31,750    $37,702      $44,619    $29,792    $35,744      $42,661
illustration is not intended to predict        6         $38,920    $47,542      $57,940    $37,353    $45,975     $ 56,373
actual performance. Interest rates,            7         $45,937    $57,781      $72,617    $44,761    $56,606     $ 71,442
dividends, and values set forth in the         8         $52,816    $68,454     $ 88,813    $52,032    $67,670     $ 88,030
illustration are not guaranteed.               9         $59,581    $79,608     $106,722    $59,189    $79,216     $106,330
                                              10         $66,379    $91,419     $126,691    $66,379    $91,419     $126,691
                                              15         $99,763   $161,685     $268,754    $99,763   $161,685     $268,754
                                              20        $127,609   $248,877     $509,096   $127,609   $248,877     $509,096
                                              25        $150,051   $363,903     $922,020   $150,051   $363,903     $922,020
                                              30        $165,353   $516,810   $1,617,103   $165,353   $516,810   $1,617,103
                                              35        $172,428   $717,554   $2,793,758   $172,428   $717,554   $2,793,758
                                              -----------------------------------------------------------------------------

                                                                                                                          3
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
                                              ------------------------------------------------------------------------------

Choice Illustration 4                         Illustration 4
Option A                                      Death benefit Option A and guideline premium test at guaranteed cost of
Male 40 Non-Smoker                            insurance rates
Guaranteed at 69bp                            Based on average annual advisory fees and expenses of the Portfolios

                                              DEATH BENEFIT OPTION A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$559,458
                                              MALE NONSMOKER ISSUE AGE 40
                                              GUIDELINE SINGLE PREMIUM:$10,000

                                              -----------------------------------------------------------------------------
Flexible premium                                           Total
variable universal life                                    premiums
Illustration of death benefits, Accumulated   End of       paid plus         End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.         Policy       interest at       hypothetical gross annual investment return of
                                              Year             5%               0%                6%                 12%
All premium payments are illustrated as if    -----------------------------------------------------------------------------
made at the beginning of the Policy Year.      1            $10,500          $559,458          $559,458            $559,458
                                               2            $21,525          $559,458          $559,458            $559,458
This illustration assumes no Policy loans      3            $33,101          $559,458          $559,458            $559,458
or Partial Withdrawals have been made.         4            $45,256          $559,458          $559,458            $559,458
                                               5            $58,019          $559,458          $559,458            $559,458
*Additional payment will be required to        6            $71,420          $559,458          $559,458            $559,458
prevent Policy termination.                    7            $85,491          $559,458          $559,458            $559,458
                                               8           $100,266          $559,458          $559,458            $559,458
The death benefits, Accumulated Values and     9           $115,779          $559,458          $559,458            $559,458
Net Cash Surrender Values will differ if      10           $132,068          $559,458          $559,458            $559,458
premiums are paid in different amounts or     15           $226,575          $559,458          $559,458            $559,458
frequencies.                                  20           $347,192          $559,458          $559,458            $602,094
                                              25           $501,134          $559,458          $559,458            $989,496
The hypothetical investment rates shown       30           $697,607          $559,458          $559,458          $1,634,044
above and elsewhere in this prospectus are    35           $948,362                $0*         $570,085          $2,571,714
illustrative only and should not be           -----------------------------------------------------------------------------
interpreted as a representation of past or              End of year                        End of year
future investment results. Actual rates of              ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
return may be more or less than those shown   End of    assuming hypothetical gross        assuming hypothetical gross
and will depend on a number of factors,       Policy    annual investment return of        annual investment return of
including the investment allocations made     Year        0%          6%          12%        0%          6%          12%
to Variable Accounts by the Owner and the     -----------------------------------------------------------------------------
experience of the Accounts. No                 1         $5,210      $5,578      $5,946    $3,252      $3,620       $3,988
representation can be made by us, the          2        $10,393     $11,456     $12,565    $9,689     $10,752      $11,861
Separate Account or the Fund that these        3        $16,104     $18,243     $20,560   $14,146     $16,285      $18,602
hypothetical rates of return can be achieved   4        $22,935     $26,618     $30,754   $20,977     $24,660      $28,796
for any one year or sustained over any         5        $29,527     $35,230     $41,875   $27,569     $33,272      $39,917
period of time.                                6        $35,864     $44,077     $54,012   $34,298     $42,510      $52,445
                                               7        $41,950     $53,169     $67,277   $40,775     $51,994      $66,102
This is an illustration only. An               8        $47,776     $62,512     $81,791   $46,992     $61,729      $81,008
illustration is not intended to predict        9        $53,372     $72,152     $97,731   $52,979     $71,760      $97,339
actual performance. Interest rates,           10        $58,850     $82,225    $115,391   $58,850     $82,225     $115,391
dividends, and values set forth in the        15        $83,106    $139,740    $239,303   $83,106    $139,740     $239,303
illustration are not guaranteed.              20        $96,738    $206,254    $449,324   $96,738    $206,254     $449,324
                                              25        $95,970    $288,023    $811,062   $95,970    $288,023     $811,062
                                              30        $67,414    $389,835  $1,408,659   $67,414    $389,835   $1,408,659
                                              35             $0*   $532,789  $2,403,471        $0*   $532,789   $2,403,471
                                              -----------------------------------------------------------------------------

4